Rule 497(k)

File No. 333-263619

Summary Prospectus 2x XRP ETF Trading Symbol: XRPT Listed on The Nasdaq Stock Market LLC June 26, 2026 www.volatilityshares.com

Before you invest, you may want to review the 2x XRP ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated June 26, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.volatilityshares.com/xrpt. You can also get this information at no cost by calling at (866) 261-0273 or by sending an email request to contact@volatilityshares.com.

Investment Objective

The 2x XRP ETF (the “Fund” or “XRPT”) seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of XRP. The Fund does not seek to achieve its stated investment objective over a period of time greater than a single day.

Important Information About the Fund

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2x) the return of XRP for a single day, not for any other period. A “single day” is measured from the time the Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation. The return of the Fund for periods longer than a single day will be the result of its return for each day compounded over the period. The Fund’s returns for periods longer than a single day will very likely differ in amount, and possibly even direction, from the Fund’s stated multiple (2x) times the return of XRP for the same period. For periods longer than a single day, the Fund will lose money if XRP’s performance is flat, and it is possible that the Fund will lose money even if the price of XRP increases. Longer holding periods, higher XRP volatility, and greater leveraged exposure each exacerbate the impact of compounding on an investor’s returns. During periods of higher XRP volatility, the volatility of XRP may affect the Fund’s return as much as or more than the return of XRP.

While the Fund has a daily investment objective, you may hold shares of the Fund (“Shares”) for longer than one day if you believe doing so is consistent with your goals and risk tolerance. If you hold Shares for any period other than a day, it is important for you to understand that over your holding period:

•        Your return may be higher or lower than that sought in the investment objective, and this difference may be significant.

•        Factors that contribute to returns that are worse than the return sought in the investment objective include smaller XRP gains or losses and higher XRP volatility, as well as longer holding periods when these factors apply.

•        Factors that contribute to returns that are better than the return sought in the investment objective include larger XRP gains or losses and lower XRP volatility, as well as longer holding periods when these factors apply.

•        The more extreme these factors are, and the more they occur together, the more your return will tend to deviate from the return sought in the investment objective.

The Fund expects to gain 2x exposure to XRP by investing a portion of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “XRPT Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to the XRPT Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to the XRPT Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective, and may return substantially less than two times (2x) the daily performance of XRP.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.85%
Distribution and Service (12b-1) Fees	0.00%
Acquired Fund Fees and Expenses	0.00%
Other Expenses	1.28%
Total Annual Fund Operating Expenses(1)	3.13%

(1)         The Total Annual Fund Operating Expenses for the Fund have been restated to reflect the expiration of the investment adviser’s fee waiver agreement. The Fund’s investment adviser had previously contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund such that the “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions acquired fund fees and expenses, and extraordinary expenses) was not more than 0.94% of the average daily net assets of the Fund, which expired May 22, 2026.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$316	$966	$1,640	$3,439

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. For the fiscal year ended February 28, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

XRP is a digital asset that is created and transmitted through the operations of the “XRP Ledger,” a decentralized and public ledger upon which XRP transactions are processed and settled.

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through managed exposure to XRP futures contracts that trade only on an exchange registered with the CFTC (“XRP Futures Contracts”), and cash, cash-like instruments or high-quality securities that serve as collateral to the Fund’s investments in XRP Futures Contracts (“Collateral Investments”). In this manner, the Fund seeks to provide investment results that correspond to twice the performance of XRP for a single day. The Fund does not invest directly in XRP. Instead, the Fund seeks to benefit from increases in the price of XRP Futures Contracts for a single day.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in “XRP-Linked Instruments.” For purposes of this policy, “XRP-Linked Instruments” means: (i) XRP Futures Contracts; (ii) shares of other XRP-linked exchange-traded products registered under the Securities Act of 1933 (the “1933 Act”), but not registered as investment companies (“XRP-Linked ETPs”) under the Investment Company Act of 1940 (the “1940 Act”); (iii) shares of other investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iv) exchange-traded option contracts on shares of XRP-Linked ETPs or Other Investment Companies; and (v) swap agreement transactions that reference XRP, XRP Futures Contracts, XRP-Linked ETPs, Other Investment Companies or XRP-referenced indexes. For purposes of the Fund’s investment objective, under normal circumstances, the Fund will use the price of XRP that is reflected in the next, or second to next, expiring XRP Futures Contract. If the Fund invests in other XRP-Linked Instruments, the value of XRP will be determined by an average of how XRP is valued in the financial instruments in which the Fund invests.

The investment adviser to the Fund and the XRPT Subsidiary is Volatility Shares LLC (the “Adviser”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in investments that provide exposure to XRP and/or XRP Futures Contracts.

The XRP Ledger and XRP

XRP is a digital asset that is created and transmitted through the operations of the XRP Ledger, a decentralized ledger upon which XRP transactions are processed and settled. The XRP Ledger is a shared public ledger, similar to the Bitcoin network. However, the XRP Ledger differentiates itself from other digital asset networks in that its stated primary function is transactional utility, not store of value. The XRP Ledger is designed to be a global real-time payment and settlement system. XRP can be used to pay for goods and services or it can be converted to fiat currencies, such as the U.S. dollar. As a result, the XRP Ledger and XRP aim to improve the speed at which parties on the network may transfer value while also reducing the fees and delays associated with the traditional methods of interbank payments.

Unlike a centralized system, no single entity controls the XRP Ledger. Instead, a network of independent nodes validates transactions pursuant to a consensus-based algorithm (the “Consensus-Based Mechanism”). It is this mechanism, as opposed to the proof-of-work mechanism utilized by the Bitcoin blockchain, that allows the XRP Ledger to be fast, energy-efficient and scalable, and therefore suitable for its most prominent use case, the facilitation of cross-border financial transactions. Proponents of this Consensus-Based Mechanism often cite several key advantages it offers. The first is near-instantaneous settlement of transactions, which normally occurs within 3 – 5 seconds. The second is energy efficiency. Unlike proof-of-work systems, which require massive computational power to secure the network, the Consensus-Based Mechanism is relatively light in terms of energy usage, as it relies on trusted validators rather than mining. A third advantage is scalability. The XRP Ledger can handle up to 1,500 transactions per second, far more than the Bitcoin or Ethereum blockchain. This makes the XRP Ledger an attractive option for high-volume use cases, such as cross-border payments. Lastly, because validators do not need to spend resources on mining, transaction fees are extremely low (typically a fraction of a cent per transaction).

Transactions are validated on the XRP Ledger by a network of independent validator nodes. These nodes do not mine new blocks but participate in a consensus process to ensure that transactions are valid and correctly ordered on the XRP Ledger. Any node can be a validator, but for practical purposes, the XRP Ledger depends on a list of trusted validators known as the Unique Node List or “UNL.” Validators are entities (which can be individuals, institutions, or other organizations) that run nodes to participate in the consensus process. These validators ensure the integrity and accuracy of the ledger. Each node in the network maintains a Unique Node List — a list of other validators that the node trusts to reliably validate transactions. The XRP Ledger’s decentralized architecture means that different nodes may maintain different UNLs, but there needs to be some overlap in the UNLs for the consensus mechanism to work effectively.

A transaction on the XRP Ledger begins when a user submits a transaction to the XRP Ledger network. The submitted transaction is broadcast to all validator nodes. Validators do not immediately confirm transactions as final; instead, they go through a process of reaching consensus on which transactions should be included in the next ledger version. Each validator collects incoming transactions into a proposed ledger, called a candidate ledger, and then exchanges their proposed candidate ledgers (also known as proposals) with other validators. The actual consensus process happens over several rounds. In each round, validators attempt to come to an agreement on which transactions should be included in the next ledger version. In each round, validators examine the transactions in the proposed ledger from the previous round and compare it to the proposals from other validators in their UNL. If the validator sees that a supermajority (typically 80% of validators) of trusted validators have proposed the same set of transactions, the validator updates its proposal to align with the majority. After a few rounds of exchanging proposals, when a supermajority (typically 80%) of validators have agreed on the same set of transactions, that version of the ledger is considered valid. All participating validators then update their copy of the ledger with the new, agreed-upon transactions. The final ledger version is broadcast to all nodes, and it becomes the new “official” state of the ledger.

Development and maintenance of the source code for the XRP Ledger is largely driven by a community of developers and contributors. Ripple Labs is influential, for example, as it employs a team of engineers and developers who contribute significantly to the core codebase of the XRP Ledger. The XRP Ledger Foundation is also influential as it relates to the development and governance of the XRP Ledger. The XRP Ledger Foundation is an independent organization established to support the development and adoption of the XRP Ledger.

The XRP Ledger has historically maintained high availability but has experienced notable disruptions. On February 4, 2025, the XRP Ledger experienced an unexpected halt in block production for approximately 64 minutes. During that time no new ledgers were validated, temporarily pausing all transactions. On November 25, 2024, the XRP Ledger faced a disruption of approximately 10 minutes when several nodes crashed and restarted simultaneously, briefly halting transaction processing. No asset losses have occurred during these incidents, and built-in safety protocols ensured network recovery in both cases.

Unlike other digital assets such as bitcoin or ether, XRP was not and is not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today was generated from the outset, without the need for a mining process. Of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs retained 20 billion XRP and the rest, nearly 80 billion XRP, was provided to Ripple Labs. In 2017, Ripple Labs introduced an escrow mechanism to control the release of its XRP holdings. Under this mechanism, Ripple Labs placed 55 billion XRP (55% of the total supply) into a series of time-locked escrow accounts that release 1 billion XRP per month over 55 months.

XRP Futures Contracts

In order to obtain 2x daily exposure to XRP, the Fund intends to typically enter into cash-settled XRP Futures Contracts as the “buyer,” except as detailed below. In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its 2x daily exposure to XRP, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Fund’s XRP Futures Contracts may differ from that of XRP due to the divergence in the prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in XRP Futures Contracts indirectly via the XRPT Subsidiary. The XRPT Subsidiary and the Fund will have the same investment adviser and investment objective. The XRPT Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the XRPT Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the XRPT Subsidiary. Furthermore, the Adviser, as the investment adviser to the XRPT Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the XRPT Subsidiary. The XRPT Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the XRPT Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. At other times of the year, the Fund’s investments in the XRPT Subsidiary will significantly exceed 25% of the Fund’s total assets. The XRPT Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for XRP Futures Contracts were not readily available, the Fund would fair value its XRP Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; supply, demand, and open interest in XRP Futures Contracts; and comparison to other major digital asset futures; and XRP prices in the spot market. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the XRPT Subsidiary’s investments in XRP-Linked Instruments. The Fund expects that it will be primarily engaged in investing and reinvesting its assets in “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund meet its daily investment objective by maintaining the daily desired level of leveraged exposure to XRP, maintain its tax status as a regulated investment company on days in and around quarter-end, meet its investment objective when XRP Futures Contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements, which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the XRPT Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”), or if it does, the Fund will seek to avail itself of a permissible cure period or any number of exceptions to the Asset Diversification Test. At other times of the year, the Fund’s investments in the XRPT Subsidiary are expected to significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the XRPT Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

XRP-Linked ETPs

The Fund may invest in shares of XRP-Linked ETPs, which are exchange-traded investment products that are not registered under the 1940 Act that derive their value from a basket of spot XRP, and trade intra-day on a national securities exchange. XRP-Linked ETPs are passively managed and do not pursue active management investment strategies, and their sponsors do not actively manage the XRP held by the ETP. This means that the sponsor of the ETP does not sell XRP at times when its price is high or acquire XRP at low prices in the expectation of future price increases. Although the shares of an XRP-Linked ETP are not the exact equivalent of a direct investment in XRP, they provide investors with an alternative that constitutes a relatively cost-effective way to obtain XRP exposure through the securities market.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of XRP-Linked ETPs or Other Investment Companies

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies or shares of XRP-Linked ETPs, each of which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference XRP, XRP Futures Contracts, XRP-Linked ETPs, Other Investment Companies or XRP-referenced indexes

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be XRP, XRP Futures Contracts, shares of XRP-Linked ETPs, shares of Other Investment Companies or XRP-referenced indexes.

Principal Risks

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Risks Specific to the Fund and its Use of Leverage

Aggressive Investment Risk. The value of an investment in the Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the Fund you should not invest in the Fund. The value of an investment in the Fund could decline significantly and without warning, including to zero. Shares will change in value, and you could lose money by investing in the Fund. You should be prepared to lose your entire investment. The Fund may not achieve its investment objective.

Compounding Risk. The Fund has a single day investment objective, and the Fund’s performance for any other period is the result of its return for each day compounded over the period. The performance of the Fund for periods longer than a single day will very likely differ in amount, and possibly even direction, from twice (2x) the daily return of XRP for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged fund. This effect becomes more pronounced as XRP volatility and holding periods increase.

Leverage Risk. Daily rebalancing and the compounding of each day’s return over time means that the return of the Fund for a period longer than a single day will be the result of each day’s returns compounded over the period. This will very likely differ in amount, and possibly even direction, from twice the return of XRP for the same period. The Fund will lose money if XRP’s performance is flat over time. The Fund can lose money regardless of the performance of XRP, as a result of daily rebalancing, XRP’s volatility, compounding of each day’s return and other factors.

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund. As a leveraged ETF, the unique and substantial risks associated with XRP-Linked Instruments, and the historic price volatility of XRP-Linked Instruments, are exacerbated.

Holding Period Risk. The performance of the Fund for periods longer than a single day will likely differ from twice (2x) the daily return of XRP. This difference may be significant. If you are considering holding Shares for longer than a day, it’s important that you understand the impact of the returns and volatility (how much the value of an asset moves up and down from day-to-day) of XRP on your holding period return. Volatility has a negative impact on Fund returns. During periods of higher XRP volatility, the volatility of XRP may affect the Fund’s returns as much as or more than the return of XRP.

The following table illustrates the impact of volatility and return on Fund returns for a hypothetical one-year period. However, these effects will impact your return for any holding period other than a day. The longer you hold shares of the Fund, the more magnified these effects will be. As a result, you should consider monitoring your investments in the Fund in light of your individual investment goals and risk tolerance.

In the table areas shaded darker represent those scenarios where the Fund can be expected to return less than the twice (2x) the daily return of XRP. As the table shows, your return will tend to be worse than the twice (2x) the daily return of XRP when there are smaller XRP gains or losses and higher XRP volatility. Your return will tend to be better than the twice (2x) the daily return of XRP when there are larger XRP gains or losses and lower XRP volatility. You may lose money when the return of XRP is flat (i.e., close to zero) and you may lose money when XRP rises.

The table uses hypothetical annualized XRP volatility and XRP returns to illustrate the impact of these two factors on Fund performance over a one-year period. It does not represent actual returns. Each row corresponds to the level of a hypothetical XRP return for a one-year period. Each column corresponds to a level of hypothetical annualized XRP volatility. For example, the Fund may mistakenly be expected to achieve a (40)% return on a yearly basis if the annual XRP return were (20)%. However, as the table shows, with a one-year XRP return of (20)% and an annualized XRP volatility of 50%, the Fund could be expected to return (50.2)%.

One Year XRP Performance	Two Times (2x) One Year XRP Performance	XRP Volatility
		0%	10%	20%	30%	40%	50%	60%
(60)%	(120)%	(84.0)%	(84.2)%	(84.6)%	(85.4)%	(86.4)%	(87.5)%	(88.8)%
(50)%	(100)%	(75.0)%	(75.2)%	(76.0)%	(77.2)%	(78.7)%	(80.5)%	(82.6)%
(40)%	(80)%	(64.0)%	(64.4)%	(65.4)%	(67.1)%	(69.3)%	(72.0)%	(74.9)%
(30)%	(60)%	(51.0)%	(51.5)%	(52.9)%	(55.2)%	(58.2)%	(61.8)%	(65.8)%
(20)%	(40)%	(36.0)%	(36.6)%	(38.5)%	(41.5)%	(45.5)%	(50.2)%	(55.3)%
(10)%	(20)%	(19.0)%	(19.8)%	(22.2)%	(26.0)%	(31.0)%	(36.9)%	(43.5)%
0%	0%	0.0%	(1.0)%	(3.9)%	(8.6)%	(14.8)%	(22.1)%	(30.2)%
10%	20%	21.0%	19.8%	16.3%	10.6%	3.1%	(5.8)%	(15.6)%
20%	40%	44.0%	42.6%	38.4%	31.6%	22.7%	12.1%	0.5%
30%	60%	69.0%	67.3%	62.4%	54.5%	44.0%	31.6%	17.9%
40%	80%	96.0%	94.0%	88.3%	79.1%	67.0%	52.6%	36.7%
50%	100%	125.0%	122.8%	116.2%	105.6%	91.7%	75.2%	57.0%
60%	120%	156.0%	153.5%	146.0%	134.0%	118.1%	99.4%	78.6%

The above table assumes (i) no Fund expenses and (ii) borrowing/lending rates (to obtain leveraged exposure) of zero percent. If these were included, the Fund’s performance would be different than shown.

XRP’s average annual historical volatility rate for the five-year period ended December 31, 2025 was 94.88%. The highest annual volatility rate for any calendar year during that period was 139.67% in the year ended December 31, 2025. The average annualized total return performance of XRP for the five-year period ended December 31, 2025 was 52.24%. Historical volatility and performance of XRP are not indications of what its volatility and performance will be in the future.

Leveraged Correlation Risk. A number of factors may affect the Fund’s ability to achieve a high degree of leveraged (2x) correlation with XRP, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its daily investment objective, and the percentage change of the Fund’s NAV each day may differ, perhaps significantly in amount, and possibly even direction, from twice the returns of XRP on a given day.

A number of other factors may adversely affect the Fund’s sought-after 2x correlation with XRP, including fees, expenses, transaction costs, financing costs associated with the use of derivatives, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for XRP-Linked Instruments in which the Fund invests. The Fund may take or refrain from taking positions in order to improve tax efficiency, comply with regulatory restrictions, or for other reasons, each of which may negatively affect the Fund’s correlation with XRP. The Fund may also be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being under- or over-exposed to XRP. Any of these factors could decrease correlation between the performance of the Fund and XRP and may hinder the Fund’s ability to meet its daily investment objective.

Target Exposure and Rebalancing Risks. The Fund normally will seek to maintain notional exposure to XRP at 200%. However, in order to comply with certain tax qualification tests at the end of each tax quarter, the Fund may reduce its exposure to XRP Futures Contracts on or about such date. If the value of XRP Futures Contracts rises during such periods when the Fund has reduced its futures exposure to XRP Futures Contracts, without gaining a similar increased exposure through other XRP-Linked Instruments, the performance of the Fund may be less than it would have been had the Fund maintained its exposure through such period.

In addition, unless the Fund is able to invest adequately in other XRP-Linked Instruments, significant and unpredictable increases in XRP Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its target 2x exposure and as such would cause the Fund to experience greater risk of failing to meet its target exposure of two times (2x) the daily performance of XRP, before fees and expenses.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the XRPT Subsidiary, invests primarily in XRP Futures Contracts. The Fund does not invest directly in or hold XRP. Instead, the Fund seeks to benefit from increases in the price of XRP Futures Contracts for a single day. The price of XRP Futures Contracts may differ, sometimes significantly, from the current cash price of XRP, which is sometimes referred to as the “spot” price of XRP. Consequently, the Fund may perform differently from 2x the spot price of XRP. Transaction costs (including the costs associated with futures contracts investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of XRP Futures Contracts and decrease the correlation between the performance of XRP Futures Contracts and XRP, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of XRP. To the extent the Fund invests in back-month XRP Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of XRP.

XRP Investing Risk. The Fund is indirectly exposed to the risks of investing in XRP through its investments in XRP Futures Contracts. The Fund does not invest directly in XRP. XRP is a relatively new and highly speculative investment, and historically, has been subject to significant price volatility. The risks associated with XRP include the following:

•        The value of the Shares relates indirectly to the value of XRP, the value of which may be highly volatile and subject to fluctuations due to a number of factors, including:

•        An increase in the global XRP supply that is publicly available for trading;

•        Manipulative trading activity on platforms that support the trading of XRP (“Digital Asset Trading Platforms”), which, in many cases, are largely unregulated;

•        The adoption of XRP as a medium of exchange, store-of-value or other consumptive asset and the maintenance and development of the open-source software protocol of the XRP Ledger;

•        Forks in the XRP Ledger;

•        Investors’ expectations with respect to interest rates, the rates of inflation of fiat currencies or XRP, and digital asset trading platform rates;

•        Consumer preferences and perceptions of XRP specifically and digital assets generally;

•        Fiat currency withdrawal and deposit policies on Digital Asset Trading Platforms;

•        Investment and trading activities of large investors that invest directly or indirectly in XRP;

•        A “short squeeze” resulting from speculation on the price of XRP, if aggregate short exposure exceeds the number of Shares available for purchase;

•        An active derivatives market for XRP or for digital assets generally;

•        A final determination that XRP is a security or changes in XRP’s status under the federal securities laws;

•        Monetary policies of governments, trade restrictions, currency devaluations and revaluations and regulatory measures or enforcement actions, if any, that restrict the use of XRP as a form of payment or the purchase of XRP on the digital asset markets;

•        Global or regional political, economic or financial conditions, events and situations, such as global pandemics, geopolitical conflicts or significant macroeconomic disruptions;

•        Fees associated with processing an XRP transaction and the speed at which transactions are settled on the XRP Ledger;

•    Interruptions in service from or closures or failures of major Digital Asset Trading Platforms;

•    Decreased confidence in Digital Asset Trading Platforms due to the unregulated nature and lack of transparency surrounding the operations of Digital Asset Trading Platforms; and

•        Increased competition from other forms of digital assets or payment services.

•        The trading prices of XRP have experienced extreme volatility in recent periods and may continue to do so.

•        XRP was only introduced within the past fifteen years, and its value is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets.

•        XRP is a new digital asset, and the value of the Shares depends on the acceptance of XRP.

•        The XRP Ledger was only conceived in 2012 and the XRP Ledger or its Consensus-Based Mechanism may not function as intended, which could have an adverse impact on the value of XRP and an investment in Shares.

•        Changes in the governance of the XRP Ledger may not receive sufficient support from users and validators, which may negatively affect that digital asset network’s ability to grow and respond to challenges.

•        Digital asset networks are developed by a diverse set of contributors and the perception that certain high-profile contributors will no longer contribute to the network could have an adverse effect on the market price of the related digital asset.

•        The fixed supply of XRP may negatively impact the operation of the XRP Ledger.

•        The significant holdings of XRP by Ripple Labs and other early stakeholders could have an adverse effect on the market price of XRP.

•        If a malicious actor or botnet obtains control of more than 80% of the validating nodes on the XRP Ledger, or otherwise obtains control over the XRP Ledger through its influence over trusted validators, core developers or otherwise, such actor or botnet could manipulate the XRP Ledger to adversely affect the value of the Shares or the ability of the Fund to operate.

•        The cryptography underlying the XRP Ledger could prove to be flawed or ineffective, or developments in mathematics and/or technology, including advances in digital computing, algebraic geometry and quantum computing, could result in such cryptography becoming ineffective.

•        A temporary or permanent “fork” or a “clone” could adversely affect the value of the Shares.

•        If the XRP Ledger is used to facilitate illicit activities, businesses that facilitate transactions in XRP could be at increased risk of criminal or civil lawsuits, or of having services cut off, which could negatively affect the price of XRP and the value of the Shares.

Futures Contracts Risk. Risks of futures contracts generally include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. The costs associated with rolling XRP Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Additionally, significant and unpredictable increases in XRP Futures Contracts margin rates relative to prevailing futures prices could result in the Fund not achieving its sought-after exposure to two times (2x) the daily performance of the XRP. Further, if the XRP futures market is in a period of contango, if prices of the XRP and XRP Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references, such as the level of XRP. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling XRP prices, this could have a significant negative impact on the Fund’s NAV and total return.

The market for the XRP Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Position Limits and Price Limits

The CFTC and various exchanges on which XRP Futures Contracts trade have established position limits and price limits for XRP Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the XRP futures markets may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell XRP Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market — or for other reasons including limited liquidity in XRP futures market, a disruption to XRP futures market, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC — the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in XRP-Linked Instruments that are not XRP Futures Contracts; (ii) requiring that Authorized Participants (defined below) purchase and redeem creation units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its 2x investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Additional Risks Associated with XRP Futures Contracts

In addition to the risks of futures contracts generally, the market for XRP Futures Contracts has additional unique risks. The market for XRP Futures Contracts may be less developed, less liquid and more volatile than more established futures markets. While the XRP futures market has grown substantially since XRP futures commenced trading, there can be no assurance that this growth will continue. XRP Futures Contracts are subject to collateral requirements and daily limits may impact the Fund’s ability to achieve the desired exposure. If the Fund is unable to meet its investment objective, the Fund’s returns may be lower than expected. Additionally, these collateral requirements may require the Fund to liquidate its position when it otherwise would not do so.

The performance of XRP Futures Contracts, in general, has historically been highly correlated to the performance of XRP. However, there can be no guarantee that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties, margin rates, futures contract liquidity, and other factors may impact the cost of XRP Futures Contracts and decrease the correlation between the performance of XRP Futures Contracts and XRP, over short or even long-term periods. In addition, the performance of back-month futures contracts is likely to differ more significantly from the performance of the spot prices of XRP. To the extent the Fund is invested in back-month XRP Futures

Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of XRP. The differences in the prices of XRP and XRP Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in XRP, including larger losses or smaller gains.

Currently, the Fund does not anticipate that the liquidity of XRP Futures Contracts will have any material negative impact on the ability of the Fund to achieve its investment objective or meet any redemptions. If the Fund’s ability to obtain exposure to XRP Futures Contracts were to be disrupted for any reason, including, for example, limited liquidity in the XRP futures market, a disruption to the XRP futures market, or as a result of margin requirements, position limits, accountability levels, or other limitations imposed by the Fund’s FCMs, the listing exchanges, or the CFTC, the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including to underleverage the Fund, relative to its 2x investment objective, by an amount reflecting prevailing position limits.

Additionally, the ability of the Fund to obtain leveraged (2x) exposure to XRP Futures Contracts is limited by certain tax rules that restrict the amount the Fund can invest in its wholly owned subsidiary as of the end of each tax quarter. Exceeding this amount may have tax consequences; see the section entitled “Tax Risk” in the Fund’s Prospectus for more information.

Cost of Futures Investment Risk

When an XRP Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy an XRP Futures Contract with a later expiration date. This is commonly referred to as “rolling”. The costs associated with rolling XRP Futures Contracts typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund.

If the Fund rolls XRP Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling XRP Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. XRP futures have historically experienced extended periods of contango. Contango in the XRP futures market may have a significant adverse impact on the performance of the Fund and may cause XRP Futures Contracts and the Fund to underperform spot XRP. Both contango and backwardation would reduce the Fund’s correlation to spot XRP and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month XRP Futures Contracts.

Investment Capacity Risk

If the Fund’s ability to obtain exposure to XRP Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the XRP futures market, a disruption to the XRP futures market, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk

The market for the XRP Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. The large size of the positions which the Fund may acquire increases the risk of illiquidity, may make its positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. The Fund expects to obtain its sought-after exposure to XRP through derivatives.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative. The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any XRP-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an XRP-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used XRP Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index and swaps that reference XRP-Linked ETPs that is designed to track the performance of that index. The performance of an XRP-Linked ETP may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, the Fund’s swaps may be subject to greater correlation risk to the extent such agreements reference an XRP-Linked ETP as the reference asset, and as a result may not achieve as high of a degree of correlation with the price of XRP as it otherwise would using XRP Futures Contracts.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies or shares of XRP-Linked ETPs. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Relating to Investing in Other Investment Companies or XRP-Linked ETPs. The Fund may invest in long or short positions in Other Investment Companies or XRP-Linked ETPs. Investing in such vehicles may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies or XRP-Linked ETPs, the Fund becomes a shareholder of that Other Investment Company or XRP-Linked ETP. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of such fund, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company or XRP-Linked ETP to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company or XRP-Linked ETP. If such fund fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Companies or XRP-Linked ETPs shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of exchange-listed shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

XRP-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act and hold spot XRP and cash or gain exposure to such investments in one or more swap agreements. The value of an XRP-Linked ETP is derived from and based upon the value of spot XRP and cash held by the XRP-Linked ETP. However, shares of XRP-Linked ETPs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an XRP-Linked ETPs is similar to the risk involved in the purchase or sale of an exchange traded fund, except that the pricing mechanism for an XRP-Linked ETPs is based on a basket of XRP and/or cash. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying XRP and cash that the XRP-Linked ETP holds. In addition, XRP-Linked ETPs are relatively new investment products, with limited operating history. Finally, XRP-Linked ETPs are exchange-traded investment products that are not registered under the 1940 Act, and accordingly shareholders in such ETPs do not have the protections afforded by the 1940 Act, including, for example, requirements regarding the safekeeping and proper valuation of fund assets, restrictions on transactions with affiliates, limits on leverage, and certain other governance requirements.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Shares.

Investment companies that invest in high quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Asset Concentration Risk. Since the Fund may take concentrated positions in investments that provide exposure to XRP and XRP Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to its derivatives transactions.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or an FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for XRP Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of daily changes in XRP and may result in the proportion of XRP Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns. There can be no guarantee that the Fund will meet its investment objective.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s daily investment objective. In these instances, the Fund may not successfully track the performance of XRP and may not achieve its investment objective. Additionally, the rebalancing of futures contracts may impact the trading in such futures contracts and may adversely affect the value of the Fund. For example, such trading may cause the Fund’s FCMs to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the XRPT Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the XRPT Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the XRPT Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the XRPT Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Risks Related to the Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “Authorized Participant” (i.e., broker-dealers and large institutional investors that have entered into participation agreements with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or Authorized Participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Shares will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their NAV because the Shares trade on the Exchange at market prices and not at NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of Shares should not be sustained. During stressed market conditions, the market for the Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Shares and their NAV. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund may effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an Authorized Participant. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund has elected to be treated, and intends to qualify each year, as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the XRPT Subsidiary to 25% of the Fund’s total assets at the end of each quarter of each of its taxable years. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the XRPT Subsidiary the majority of the time. The Fund intends to manage the exposure to the XRPT Subsidiary so that the Fund’s investments in the XRPT Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the XRPT Subsidiary were to exceed 25% of the Fund’s total assets at the end of a quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because XRP Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in XRP Futures Contracts through the XRPT Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the XRPT Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The Internal Revenue Service (the “IRS”) has issued numerous Private Letter Rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the XRPT Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the XRPT Subsidiary, the Fund intends to cause the XRPT Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the XRPT Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the XRPT Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Risks Related to the Regulation of XRP. Any final determination by a court that XRP or any other digital asset may be offered and sold as a “security” or investment contract may adversely affect the value of XRP and the value of the Shares, and, if XRP is not, or cannot, be registered as a security, result in a potential termination of the Fund. On March 17, 2026, the SEC and CFTC issued a comprehensive interpretive release providing clarity on the application of federal securities laws to crypto assets, including by providing a five-category taxonomy to classify crypto assets and aligning SEC and CFTC oversight. In the interpretive release, the SEC provided that “digital commodities” are not considered securities. A digital commodity is a crypto asset that derives its value from the programmatic operation of a “functional” crypto system and market supply and demand dynamics, rather than from the expectation of profits from the essential managerial efforts of others. These assets are not securities because they lack the economic characteristics of securities (i.e., they do not generate passive yield, convey rights to future income or profits, or represent an interest in a business enterprise). In the Fund’s view, under the interpretive release, XRP is properly classified as a digital commodity. However, if a court of competent jurisdiction and final appellate authority determines that XRP is a security, the Fund would not continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws). In the meantime, because the legal tests for determining whether a digital asset is or is not a security often leave room for interpretation, for so long as the Fund believes there to be good faith grounds to conclude that the Fund may continue to hold its investments, the Fund does not intend to dissolve the Fund on the basis that XRP could at some future point be finally determined to be a security.

Subsidiary Regulatory Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the XRPT Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The XRPT Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the XRPT Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole — including the XRPT Subsidiary — will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID- 19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Adviser, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Cybersecurity Risk. The Fund is susceptible to operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cybersecurity breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of service attacks through efforts to make network services unavailable to intended users. In addition, cybersecurity breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cybersecurity breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cybersecurity, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

Performance

As of the date of this prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•        Charles Lowery — Chief Investment Officer, Volatility Shares

•        Anand Desai — Head of Portfolio Management, Volatility Shares

•        Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s statutory prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.volatilityshares.com/xrpt.